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Exhibit 99.1

        The following statement is being made to the Securities and Exchange Commission solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1349), which carries with it certain criminal penalties in the event of a knowing or willful misrepresentation.

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

  Re:
  Andrew Corporation

Ladies and Gentlemen

        In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1349), each of the undersigned hereby certifies that:

          (i)    this Current Report on Form 8-K/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (ii) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Andrew Corporation.

Dated as of this 6th day of August 2002.

/s/ FLOYD L. ENGLISH Floyd L. English Chairman and Chief Executive Officer	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

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  Exhibit 99.1